Rule 497(e)
                                          File Nos. 33-78960 and 811-8510

                         MATTHEWS ASIAN FUNDS
                  SUPPLEMENT DATED SEPTEMBER 15, 2003
   TO PROSPECTUS DATED DECEMBER 31, 2002 AS REVISED JANUARY 15, 2003


The following language replaces the "Redemption Fee" section on page 37 of the prospectus:

REDEMPTION FEE

The Funds will assess a redemption fee of 2.00% of the total redemption proceeds if you sell your shares within 90 days after purchasing them. The redemption fee is paid directly to the Funds and is designed to offset transaction costs associated with short-term trading of Fund shares.
For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot implement the redemption fee.
The fee does not apply to shares purchased through reinvested dividends or capital gains.



The following language replaces the "Adding to an Account, By Phone" section on page 34 of the prospectus:

When you open your account, you will automatically have the ability to exchange and redeem shares by telephone unless you specify otherwise on your New Account Application.
Note that you may exchange shares only from one Matthews
Fund to another.